Exhibit 99.1

      The Group I Mortgage Loans consist of approximately 3,987 Mortgage Loans. The Group II Mortgage Loans consist of approximately 1,608 Mortgage Loans, of which approximately 97.40% are secured by first Mortgages and approximately 2.60% are secured by second Mortgages.

      Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 74.70% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 25.30% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 75.63% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 24.37% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

      Each of the fixed-rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

      Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of 6 months in the case of approximately 0.15% of the Adjustable-Rate Group I Mortgage Loans, two years, in the case of approximately 93.85% of the Adjustable-Rate Group I Mortgage Loans, three years, in the case of approximately 5.95% of the Adjustable-Rate Group I Mortgage Loans or fifteen years, in the case of approximately 0.05% of the Adjustable-Rate Group I Mortgage Loans, and that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of 6 months in the case of approximately 0.04% of the Adjustable-Rate Group II Mortgage Loans, two years, in the case of approximately 93.97% of the Adjustable-Rate Group II Mortgage Loans, three years, in the case of approximately 5.95% of the Adjustable-Rate Group II Mortgage Loans, or fifteen years, in the case of approximately 0.04% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (1.000% per annum to 5.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum to 1.500% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.998% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.008% per annum, and the Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.990% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.008% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

      Approximately 4.06% of the Group I Mortgage Loans and approximately 8.73% of the Group II Mortgage Loans (by aggregate principal balance of the Mortgage Loans as of the Cut-off Date) (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

      Approximately 71.77% of the Group I Mortgage Loans and approximately 72.94% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 0 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of the Originator to impose prepayment charges, was amended, and as a result, the Originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. See "Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Penalties" in the prospectus.

      With respect to approximately 1.97% of the Mortgage Loans (the "Rate Reduction Mortgage Loans"), if the related borrower makes twenty-four consecutive on-time payments prior to the fourth annual anniversary of the first monthly payment due date and has not had more than one monthly payment that was not an on-time payment, the related Mortgage Rate will be reduced by 1.00%. An on-time payment is defined as one made before the next scheduled payment is due. Any Mortgage Rate reduction earned will be maintained for the life of the loan.

Group I Mortgage Loans Statistics

      The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

      Approximately 31.19% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.11% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 78.10%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to- value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

      All of the Group I Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

      The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 355 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to July 1, 2002 or after May 1, 2004 or will have a remaining term to maturity of less than 120 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan April 1, 2034.

      The average Principal Balance of the Initial Group I Mortgage Loans at origination was approximately $163,382. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $163,215. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of less than approximately $49,654 or greater than approximately $599,482.

      The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.150% per annum and not more than 12.550% per annum and the weighted average Mortgage Rate was approximately 6.794% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.700% to 8.000%, Minimum Mortgage Rates ranging from 3.850% per annum to 12.550% per annum and Maximum Mortgage Rates ranging from 10.150% per annum to 18.550% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 4.859% per annum, a weighted average Minimum Mortgage Rate of approximately 6.660% per annum and a weighted average Maximum Mortgage Rate of approximately 12.680% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in February 1, 2019, and the weighted average term to next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is 23 months.

      The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        Cut-off Date Principal Balances of the Group I Mortgage Loans(1)


                        Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
            Principal  Balance ($)           Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
   less than 50,000 ......................           48           $  2,396,130.66                  0.37%
 50,001  -   75,000 ......................          438             27,372,622.67                  4.21
 75,001  -  100,000 ......................          488             42,945,912.58                  6.60
100,001  -  125,000 ......................          500             56,188,704.16                  8.63
125,001  -  150,000 ......................          542             74,716,290.82                 11.48
150,001  -  175,000 ......................          411             66,630,770.64                 10.24
175,001  -  200,000 ......................          398             74,708,981.00                 11.48
200,001  -  225,000 ......................          296             63,145,331.49                  9.70
225,001  -  250,000 ......................          247             58,753,483.51                  9.03
250,001  -  275,000 ......................          227             59,597,669.67                  9.16
275,001  -  300,000 ......................          175             50,469,203.55                  7.76
300,001  -  325,000 ......................          108             33,710,900.90                  5.18
325,001  -  350,000 ......................           50             16,655,921.35                  2.56
350,001  -  375,000 ......................           20              7,237,620.93                  1.11
375,001  -  400,000 ......................           17              6,543,776.13                  1.01
400,001  -  425,000 ......................           14              5,804,440.00                  0.89
425,001  -  450,000 ......................            3              1,304,985.54                  0.20
450,001  -  475,000 ......................            1                468,025.32                  0.07
475,001  -  500,000 ......................            2                977,881.16                  0.15
500,001  -  525,000 ......................            1                508,513.85                  0.08
575,001  -  600,000 ......................            1                599,482.40                  0.09
                                                 ------           ---------------                ------
   Total .................................        3,987           $650,736,648.33                100.00%
                                                 ======           ===============                ======

--------------
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $163,214.61.

                                 Credit Scores for the Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
            Credit Score                     Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Not Available ............................          58            $  7,689,097.25                  1.18%
 451 - 500 ...............................          12               1,897,659.50                  0.29
 501 - 550 ...............................         893             136,886,750.78                 21.04
 551 - 600 ...............................         938             154,598,611.83                 23.76
 601 - 650 ...............................       1,240             200,114,018.25                 30.75
 651 - 700 ...............................         569              99,567,368.95                 15.30
 701 - 750 ...............................         223              40,814,370.81                  6.27
 751 - 800 ...............................          51               8,876,091.64                  1.36
 801 - 850 ...............................           3                 292,679.32                  0.04
                                                 -----            ---------------                ------
   Total .................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

-------------------
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 607.

                                  Credit Grade for the Group I Mortgage Loans

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
            Credit Grade                     Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
AA+ ......................................         285            $ 41,998,784.76                  6.45%
AA .......................................       1,536             266,468,537.35                 40.95
 A .......................................         537              83,331,871.31                 12.81
 B .......................................         467              71,763,713.81                 11.03
 C .......................................         107              16,325,916.46                  2.51
CC .......................................          69               9,365,460.48                  1.44
NG .......................................         986             161,482,364.16                 24.82
                                                 -----            ---------------                ------
   Total .................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

                            Original Terms to Maturity of the Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
       Original Term (months)                 Mortgage Loans       Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
120 ......................................           2            $    208,400.00                  0.03%
180 ......................................          80               9,565,992.89                  1.47
240 ......................................          53               6,751,469.28                  1.04
360 ......................................       3,852             634,210,786.16                 97.46
                                                 -----            ---------------                ------
   Total .................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

-------------------
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 356 months.

                           Remaining Terms to Maturity of the Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
       Remaining Term (months)               Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
116 - 120 ................................           2            $    208,400.00                  0.03%
171 - 175 ................................           4                 410,314.05                  0.06
176 - 180 ................................          76               9,155,678.84                  1.41
231 - 235 ................................           2                 211,086.14                  0.03
236 - 240 ................................          51               6,540,383.14                  1.01
336 - 340 ................................           1                  78,589.93                  0.01
341 - 345 ................................           2                 285,222.27                  0.04
346 - 350 ................................           6                 758,218.40                  0.12
351 - 355 ................................         219              32,285,676.05                  4.96
356 - 360 ................................       3,624             600,803,079.51                 92.33
                                                 -----            ---------------                ------
   Total .................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

------------------
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 355 months.


                                  Property Types of the Group I Mortgage Loans

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
              Property Type                  Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Single Family Detached ...................       2,950            $458,168,965.52                 70.41%
2-4 Units Detached .......................         341              82,283,097.40                 12.64
PUD Detached (1) .........................         338              53,783,442.93                  8.27
Manufactured Housing Detached ............          56               6,172,868.32                  0.95
Condo Low-Rise Attached ..................         220              33,961,009.10                  5.22
2-4 Units Attached .......................          37               9,775,634.83                  1.50
Single Family Attached ...................          23               3,407,998.40                  0.52
PUD Attached (1) .........................          14               1,748,181.67                  0.27
Condo High-Rise Attached .................           8               1,435,450.16                  0.22
                                                 -----            ---------------                ------
   Total .................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

------------------
(1)   PUD refers to a home or "unit" in a Planned Unit Development.

                                 Occupancy Status of the Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
            Occupancy Status                 Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Primary ..................................       3,635            $595,820,482.60                 91.56%
Non-owner ................................         286              44,391,870.62                  6.82
Second Home ..............................          66              10,524,295.11                  1.62
                                                 -----            ---------------                ------
Total ....................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

-------------------
(1)   Occupancy as represented by the mortgagor at the time of origination.

                                       Purpose of the Group I Mortgage Loans

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
                 Purpose                      Mortgage Loans       Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Cash Out Refinance .......................       2,665            $452,576,657.51                 69.55%
Purchase .................................       1,057             156,413,746.85                 24.04
Rate/Term Refinance ......................         265              41,746,243.97                  6.42
                                                 -----            ---------------                ------
   Total .................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

                           Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)(2)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
     Original Loan-to-Value Ratio (%)        Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
15.01 -  20.00 ...........................           2            $    198,340.32                  0.03%
20.01 -  25.00 ...........................           3                 284,433.26                  0.04
25.01 -  30.00 ...........................           5                 492,312.83                  0.08
30.01 -  35.00 ...........................          13               1,283,092.01                  0.20
35.01 -  40.00 ...........................          14               2,218,428.58                  0.34
40.01 -  45.00 ...........................          37               5,608,589.30                  0.86
45.01 -  50.00 ...........................          44               6,318,188.50                  0.97
50.01 -  55.00 ...........................          56               8,361,024.61                  1.28
55.01 -  60.00 ...........................         121              19,343,938.85                  2.97
60.01 -  65.00 ...........................         250              41,975,105.74                  6.45
65.01 -  70.00 ...........................         337              58,270,287.84                  8.95
70.01 -  75.00 ...........................         443              74,635,973.01                 11.47
75.01 -  80.00 ...........................       1,482             228,756,160.42                 35.15
80.01 -  85.00 ...........................         332              56,300,884.99                  8.65
85.01 -  90.00 ...........................         587             103,286,625.00                 15.87
90.01 -  95.00 ...........................         256              42,682,894.48                  6.56
95.01 - 100.00 ...........................           5                 720,368.59                  0.11
                                                 -----            ---------------                ------
   Total .................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

-------------------
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 78.10%.

(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.

         Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
                 Location                    Mortgage Loans       Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Alabama ..................................          22            $  2,444,171.94                  0.38%
Alaska ...................................           2                 386,419.81                  0.06
Arizona ..................................          69               8,928,700.02                  1.37
Arkansas .................................           3                 252,709.43                  0.04
California ...............................         635             130,913,404.89                 20.12
Colorado .................................         113              18,215,817.18                  2.80
Connecticut ..............................          92              14,554,675.18                  2.24
Delaware .................................          13               2,070,237.02                  0.32
Florida ..................................         280              33,835,660.78                  5.20
Georgia ..................................          87              11,136,937.22                  1.71
Hawaii ...................................           1                 274,629.18                  0.04
Idaho ....................................          15               1,838,803.02                  0.28
Illinois .................................         129              18,601,105.60                  2.86
Indiana ..................................          43               3,963,175.57                  0.61
Iowa .....................................          15               1,823,356.37                  0.28
Kansas ...................................           7                 637,310.44                  0.10
Kentucky .................................          29               2,666,328.15                  0.41
Louisiana ................................          18               1,721,248.97                  0.26
Maine ....................................          53               7,810,375.66                  1.20
Maryland .................................          56               8,860,247.13                  1.36
Massachusetts ............................         316              68,785,971.24                 10.57
Michigan .................................          98              12,088,258.00                  1.86
Minnesota ................................          55               8,923,546.80                  1.37
Mississippi ..............................           1                  97,750.00                  0.02
Missouri .................................          25               2,469,484.55                  0.38
Montana ..................................           6                 959,600.00                  0.15
Nebraska .................................           8                 962,558.92                  0.15
Nevada ...................................          74              11,931,589.41                  1.83
New Hampshire ............................          62              10,040,321.01                  1.54
New Jersey ...............................         122              21,892,446.90                  3.36
New York .................................         560             123,250,394.63                 18.94
North Carolina ...........................         110              11,432,838.80                  1.76
North Dakota .............................           1                  59,500.00                  0.01
Ohio .....................................          71               7,181,157.18                  1.10
Oklahoma .................................           7               1,017,198.97                  0.16
Oregon ...................................          18               2,249,696.08                  0.35
Pennsylvania .............................         132              14,930,944.90                  2.29
Rhode Island .............................          85              13,936,585.45                  2.14
South Carolina ...........................          33               3,371,042.08                  0.52
Tennessee ................................          36               3,863,255.80                  0.59
Texas ....................................         257              27,585,950.30                  4.24
Utah .....................................          14               2,147,471.38                  0.33
Vermont ..................................          16               1,999,692.77                  0.31
Virginia .................................          90              13,551,988.45                  2.08
Washington ...............................          52               7,841,709.24                  1.21
West Virginia ............................           2                 123,819.72                  0.02
Wisconsin ................................          40               5,439,813.37                  0.84
Wyoming ..................................          14               1,666,748.82                  0.26
                                                 -----            ---------------                ------
   Total .................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

-------------------
(1) The greatest ZIP Code geographic concentration of I Group I Mortgage Loans was approximately 0.44% in the 11717 ZIP Code.


                                      Documentation Levels of the Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
          Documentation Level                Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Full Documentation .......................       2,641            $400,564,043.33                 61.56%
Stated Income Documentation ..............       1,313             244,711,750.29                 37.61
Lite Documentation .......................          15               2,896,506.73                  0.45
No Documentation .........................          18               2,564,347.98                  0.39
                                                 -----            ---------------                ------
   Total .................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

-------------------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.

                                     Current Mortgage Rates of the Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
        Current Mortgage Rate (%)            Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
 4.001  -  4.500 .........................           2            $    467,179.66                  0.07%
 4.501  -  5.000 .........................         117              21,938,293.63                  3.37
 5.001  -  5.500 .........................         215              41,794,839.79                  6.42
 5.501  -  6.000 .........................         639             123,165,960.30                 18.93
 6.001  -  6.500 .........................         653             118,777,559.10                 18.25
 6.501  -  7.000 .........................         766             129,711,768.45                 19.93
 7.001  -  7.500 .........................         459              66,415,999.10                 10.21
 7.501  -  8.000 .........................         409              61,061,872.25                  9.38
 8.001  -  8.500 .........................         255              34,666,398.87                  5.33
 8.501  -  9.000 .........................         198              24,182,051.69                  3.72
 9.001  -  9.500 .........................         105              11,415,959.82                  1.75
 9.501  - 10.000 .........................          86               9,634,208.80                  1.48
10.001  - 10.500 .........................          36               3,525,666.52                  0.54
10.501  - 11.000 .........................          25               2,198,057.68                  0.34
11.001  - 11.500 .........................          11                 788,422.26                  0.12
11.501  - 12.000 .........................           8                 784,484.73                  0.12
12.001  - 12.500 .........................           2                 126,109.88                  0.02
12.501  - 13.000 .........................           1                  81,815.80                  0.01
                                                 -----            ---------------                ------
   Total .................................       3,987            $650,736,648.33                100.00%
                                                 =====            ===============                ======

-------------------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 6.794% per annum.

                               Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
            Gross Margin (%)                 Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
2.501 - 3.000 ............................          27            $  5,375,551.90                  1.11%
3.001 - 3.500 ............................         134              24,536,254.70                  5.05
3.501 - 4.000 ............................         379              69,231,421.61                 14.24
4.001 - 4.500 ............................         565             101,911,819.49                 20.97
4.501 - 5.000 ............................         610             108,000,306.20                 22.22
5.001 - 5.500 ............................         435              69,362,303.54                 14.27
5.501 - 6.000 ............................         282              45,413,796.74                  9.34
6.001 - 6.500 ............................         193              29,745,683.65                  6.12
6.501 - 7.000 ............................         102              15,097,210.87                  3.11
7.001 - 7.500 ............................          67               7,960,375.45                  1.64
7.501 - 8.000 ............................          67               9,454,924.41                  1.95
                                                 -----            ---------------                ------
Total ....................................       2,861            $486,089,648.56                100.00%
                                                 =====            ===============                ======

-------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 4.859% per annum.

                      Next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
           Next Adjustment Date              Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
May 1, 2004 ..............................       $    1                132,443.49                  0.03%
August 1, 2004 ...........................            1                102,542.09                  0.02
September 1, 2004 ........................            2                188,078.24                  0.04
October 1, 2004 ..........................            2                470,413.75                  0.10
November 1, 2004 .........................            1                102,808.52                  0.02
May 1, 2005 ..............................            1                110,358.17                  0.02
June 1, 2005 .............................            3                252,754.63                  0.05
July 1, 2005 .............................            6                976,301.76                  0.20
August 1, 2005 ...........................            1                198,940.58                  0.04
September 1, 2005 ........................           12              2,069,934.68                  0.43
October 1, 2005 ..........................           47              7,135,077.50                  1.47
November 1, 2005 .........................          100             14,171,169.68                  2.92
December 1, 2005 .........................           65             10,091,514.51                  2.08
January 1, 2006 ..........................          215             36,557,993.07                  7.52
February 1, 2006 .........................          451             81,748,960.32                 16.82
March 1, 2006 ............................          788            140,954,654.61                 29.00
April 1, 2006 ............................          987            161,723,609.00                 33.27
October 1, 2006 ..........................            7                904,378.00                  0.19
November 1, 2006 .........................            8              1,244,880.78                  0.26
December 1, 2006 .........................           11              1,446,492.10                  0.30
January 1, 2007 ..........................           22              3,344,341.66                  0.69
February 1, 2007 .........................           19              3,661,237.13                  0.75
March 1, 2007 ............................           44              7,897,176.24                  1.62
April 1, 2007 ............................           65             10,356,073.00                  2.13
January 1, 2019 ..........................            1                 92,087.61                  0.02
February 1, 2019 .........................            1                155,427.44                  0.03
                                                 ------           ---------------                ------
        Total ............................       $2,861            486,089,648.56                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date is approximately 23 months.

                   Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
        Maximum Mortgage Rate (%)            Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
10.001 - 10.500 ..........................       $    2                467,179.66                  0.10%
10.501 - 11.000 ..........................          117             21,938,293.63                  4.51
11.001 - 11.500 ..........................          204             39,399,323.43                  8.11
11.501 - 12.000 ..........................          485             91,598,022.83                 18.84
12.001 - 12.500 ..........................          524             94,878,650.92                 19.52
12.501 - 13.000 ..........................          541             94,205,487.78                 19.38
13.001 - 13.500 ..........................          310             45,818,958.62                  9.43
13.501 - 14.000 ..........................          255             40,514,764.10                  8.33
14.001 - 14.500 ..........................          160             23,328,553.96                  4.80
14.501 - 15.000 ..........................          115             15,918,018.10                  3.27
15.001 - 15.500 ..........................           64              8,244,292.98                  1.70
15.501 - 16.000 ..........................           49              6,184,656.31                  1.27
16.001 - 16.500 ..........................           16              1,450,578.25                  0.30
16.501 - 17.000 ..........................           11              1,237,836.02                  0.25
17.001 - 17.500 ..........................            3                282,208.90                  0.06
17.501 - 18.000 ..........................            4                541,007.27                  0.11
18.501 - 19.000 ..........................            1                 81,815.80                  0.02
                                                 ------           ---------------                ------
       Total .............................       $2,861            486,089,648.56                100.00%
                                                 ======           ===============                ======

-------------------
(1)   The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I
      Mortgage Loans as of the Cut-off Date was approximately 12.680% per annum.

                       Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
        Minimum Mortgage Rate (%)            Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
 3.501  -  4.000 .........................       $    1                155,518.23                  0.03%
 4.001  -  4.500 .........................            2                467,179.66                  0.10
 4.501  -  5.000 .........................          117             21,938,293.63                  4.51
 5.001  -  5.500 .........................          206             39,656,961.88                  8.16
 5.501  -  6.000 .........................          488             91,769,913.15                 18.88
 6.001  -  6.500 .........................          529             95,619,904.80                 19.67
 6.501  -  7.000 .........................          547             95,267,257.76                 19.60
 7.001  -  7.500 .........................          316             47,222,765.59                  9.71
 7.501  -  8.000 .........................          256             41,243,047.04                  8.48
 8.001  -  8.500 .........................          158             22,500,227.11                  4.63
 8.501  -  9.000 .........................          106             13,958,741.98                  2.87
 9.001  -  9.500 .........................           55              6,927,558.98                  1.43
 9.501  - 10.000 .........................           45              5,768,832.51                  1.19
10.001  - 10.500 .........................           16              1,450,578.25                  0.30
10.501  - 11.000 .........................           11              1,237,836.02                  0.25
11.001  - 11.500 .........................            3                282,208.90                  0.06
11.501  - 12.000 .........................            4                541,007.27                  0.11
12.501  - 13.000 .........................            1                 81,815.80                  0.02
                                                 ------           ---------------                ------
         Total ...........................       $2,861            486,089,648.56                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.660% per annum.


                    Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
     Initial Periodic Rate Cap (%)           Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
1.000 ....................................       $    5                674,615.66                  0.14%
2.000 ....................................            3                484,179.96                  0.10
3.000 ....................................        2,849            484,442,054.61                 99.66
4.000 ....................................            3                350,548.01                  0.07
5.000 ....................................            1                138,250.32                  0.03
                                                 ------           ---------------                ------
         Total ...........................       $2,861            486,089,648.56                100.00%
                                                 ======           ===============                ======

-------------------
(1)   Relates solely to initial rate adjustments.

               Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans (1)

                                                                 Principal Balance      % of Aggregate Principal
                                                Number of      Outstanding as of the    Balance Outstanding as of
     Initial Periodic Rate Cap (%)           Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
1.000 ....................................       $2,813            478,373,852.11                 98.41%
1.500 ....................................           48              7,715,796.45                  1.59
                                                 ------           ---------------                ------
         Total ...........................       $2,861            486,089,648.56                100.00%
                                                 ======           ===============                ======

-------------------
(1)   Relates to all rate adjustments subsequent to initial rate adjustments.

Group II Mortgage Loans Statistics

      The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

      Approximately 33.10% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.81% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 77.81%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to- value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group II Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

      Except with respect to approximately 0.13% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

      The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 355 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to July 1, 2003 or will have a remaining term to maturity of less than 174 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is April 15, 2034.

      The average Principal Balance of the Group II Mortgage Loans at origination was approximately $217,430. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $217,204. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of less than approximately $49,720 or greater than approximately $950,000.

      The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.650% per annum and not more than 13.500% per annum and the weighted average Mortgage Rate was approximately 6.792% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 2.750% to 10.750%, Minimum Mortgage Rates ranging from 4.650% per annum to 12.390% per annum and Maximum Mortgage Rates ranging from 10.650% per annum to 18.390% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 4.850% per annum, a weighted average Minimum Mortgage Rate of approximately 6.630% per annum and a weighted average Maximum Mortgage Rate of approximately 12.658% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in March 1, 2019, and the weighted average term to next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is 23 months.

      The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                     Cut-off Date Principal Balances of the Initial Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
          Principal Balance ($)              Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
 less than 50,000 ........................           29           $  1,448,385.30                  0.41%
 50,001 -  75,000 ........................          265             16,935,272.60                  4.85
 75,001 - 100,000 ........................          204             17,922,307.23                  5.13
100,001 - 125,000 ........................          146             16,399,600.36                  4.70
125,001 - 150,000 ........................          140             19,276,128.17                  5.52
150,001 - 175,000 ........................           87             14,192,136.61                  4.06
175,001 - 200,000 ........................           91             17,163,494.93                  4.91
200,001 - 225,000 ........................           72             15,364,788.19                  4.40
225,001 - 250,000 ........................           46             10,935,986.76                  3.13
250,001 - 275,000 ........................           30              7,858,192.03                  2.25
275,001 - 300,000 ........................           29              8,344,076.99                  2.39
300,001 - 325,000 ........................           29              9,138,851.39                  2.62
325,001 - 350,000 ........................           72             24,557,052.72                  7.03
350,001 - 375,000 ........................           65             23,601,708.12                  6.76
375,001 - 400,000 ........................           65             25,479,579.37                  7.30
400,001 - 425,000 ........................           46             19,008,944.17                  5.44
425,001 - 450,000 ........................           36             15,788,533.05                  4.52
450,001 - 475,000 ........................           26             12,089,404.13                  3.46
475,001 - 500,000 ........................           55             27,088,708.01                  7.76
500,001 - 525,000 ........................            7              3,604,700.35                  1.03
525,001 - 550,000 ........................           15              8,112,928.16                  2.32
550,001 - 575,000 ........................           11              6,231,102.85                  1.78
575,001 - 600,000 ........................           16              9,454,464.82                  2.71
600,001 - 625,000 ........................            3              1,815,231.58                  0.52
625,001 - 650,000 ........................            6              3,837,209.47                  1.10
675,001 - 700,000 ........................            4              2,755,250.00                  0.79
700,001 - 725,000 ........................            2              1,447,500.00                  0.41
725,001 - 750,000 ........................            2              1,497,665.67                  0.43
750,001 - 775,000 ........................            1                752,750.50                  0.22
800,001 - 825,000 ........................            2              1,606,699.58                  0.46
825,001 - 850,000 ........................            1                839,262.50                  0.24
925,001 - 950,000 ........................            5              4,715,524.90                  1.35
                                                 ------           ---------------                ------
  Total ..................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

-------------------
(1) The average Cut-off Date Principal Balance of the Initial Group II Mortgage Loans was approximately $217,203.63.

                            Credit Scores for the Initial Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
               Credit Score                  Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Not Available ............................           20           $  1,895,229.30                  0.54%
451-500 ..................................            9              1,505,004.25                  0.43
501-550 ..................................          445             76,182,674.12                 21.81
551-600 ..................................          359             80,529,933.34                 23.06
601-650 ..................................          478            104,014,148.05                 29.78
651-700 ..................................          200             57,294,013.43                 16.40
701-750 ..................................           76             21,266,657.79                  6.09
751-800 ..................................           21              6,575,780.23                  1.88
                                                 ------           ---------------                ------
    Total ................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average credit score of the Initial Group II Mortgage Loans that had credit scores was approximately 607.

                                         Credit Grade for the Group II Mortgage Loans

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
               Credit Grade                  Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
AA+ ......................................           86           $ 22,154,188.62                  6.34%
AA .......................................          616            154,624,079.54                 44.27
A ........................................          258             52,515,254.69                 15.04
B ........................................          202             34,511,158.93                  9.88
C ........................................           59              8,547,908.31                  2.45
CC .......................................           47              7,048,078.97                  2.02
NG .......................................          340             69,862,771.45                 20.00
                                                 ------           ---------------                ------
   Total .................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

                             Original Terms to Maturity of the Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
          Original Term (months)             Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
180 ......................................           42           $  4,116,169.47                  1.18%
240 ......................................           37              3,003,059.50                  0.86
360 ......................................        1,529            342,144,211.54                 97.96
                                                 ------           ---------------                ------
   Total .................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 357 months.

                         Remaining Terms to Maturity of the Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
        Remaining Term (months)              Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
174 - 175 ................................            3           $    210,942.60                  0.06%
176 - 180 ................................           39              3,905,226.87                  1.12
231 - 235 ................................            8                527,397.05                  0.15
236 - 240 ................................           29              2,475,662.45                  0.71
346 - 350 ................................            2                237,113.79                  0.07
351 - 355 ................................          115             18,291,567.71                  5.24
356 - 360 ................................        1,412            323,615,530.04                 92.66
                                                 ------           ---------------                ------
   Total .................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average remaining term to maturity of the Initial Group II Mortgage Loans was approximately 356 months.

                                  Property Types of the Group II Mortgage Loans

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
             Property Type                   Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Single Family Detached ...................        1,226           $263,704,580.55                 75.50%
2-4 Units Detached .......................          114             28,841,451.76                  8.26
PUD Detached(1) ..........................          135             33,739,081.60                  9.66
Condo Low-Rise Detached ..................            1                214,373.15                  0.06
Manufactured Housing - Detached ..........           32              3,093,057.84                  0.89
Condo Low-Rise Attached ..................           62             10,164,544.34                  2.91
2-4 Units Attached .......................           13              4,271,380.39                  1.22
Single Family Attached ...................           13              2,337,133.67                  0.67
PUD Attached(1) ..........................           10              2,000,283.74                  0.57
Condo High-Rise Attached .................            2                897,553.47                  0.26
                                                 ------           ---------------                ------
   Total .................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

------------------

(1)   PUD refers to a home or "unit" in a Planned Unit Development.

                            Occupancy Status of the Initial Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
             Occupancy Status                Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Primary ..................................        1,489           $326,403,102.91                 93.45%
Non-owner ................................           84             14,358,913.65                  4.11
Second Home ..............................           35              8,501,423.95                  2.43
                                                 ------           ---------------                ------
   Total .................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

-------------------
(1)   Occupancy as represented by the mortgagor at the time of origination.

                                    Purpose of the Group II Mortgage Loans

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
                 Purpose                     Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Cash Out Refinance .......................        1,084           $245,608,844.11                 70.32%
Purchase .................................          385             80,309,852.20                 22.99
Rate/Term Refinance ......................          139             23,344,744.20                  6.68
                                                 ------           ---------------                ------
   Total .................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

                   Original Loan-to-Value Ratios of the Initial Group II Mortgage Loans(1)(2)(3)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
     Original Loan-to-Value Ratio (%)        Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
15.01 - 20.00 ............................            1           $     49,959.81                  0.01%
20.01 - 25.00 ............................            2                538,789.61                  0.15
25.01 - 30.00 ............................            2                269,552.61                  0.08
30.01 - 35.00 ............................            5              1,288,049.35                  0.37
35.01 - 40.00 ............................            8              1,170,332.96                  0.34
40.01 - 45.00 ............................           17              2,295,856.75                  0.66
45.01 - 50.00 ............................           28              4,896,058.83                  1.40
50.01 - 55.00 ............................           38              6,839,663.45                  1.96
55.01 - 60.00 ............................           53             10,349,246.80                  2.96
60.01 - 65.00 ............................          125             22,356,900.60                  6.40
65.01 - 70.00 ............................          145             32,090,818.63                  9.19
70.01 - 75.00 ............................          195             44,754,350.27                 12.81
75.01 - 80.00 ............................          523            106,766,981.60                 30.57
80.01 - 85.00 ............................          121             29,740,980.49                  8.52
85.01 - 90.00 ............................          221             63,518,231.42                 18.19
90.01 - 95.00 ............................           84             19,518,353.63                  5.59
95.01 -100.00 ............................           40              2,819,313.70                  0.81
                                                 ------           ---------------                ------
Total ....................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average original loan-to-value ratio of the Initial Group II Mortgage Loans as of the Cut-off Date was approximately 77.81%.

(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.

(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

          Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
                 Location                    Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Alabama ..................................            4           $    281,965.01                  0.08%
Alaska ...................................            1                161,910.00                  0.05
Arizona ..................................           17              3,502,613.84                  1.00
Arkansas .................................            3                529,247.43                  0.15
California ...............................          269             94,444,628.54                 27.04
Colorado .................................           27              4,016,819.90                  1.15
Connecticut ..............................           45              8,741,241.89                  2.50
Delaware .................................            4                827,842.57                  0.24
Florida ..................................          113             16,430,264.47                  4.70
Georgia ..................................           43              4,847,769.03                  1.39
Hawaii ...................................            1                384,000.00                  0.11
Idaho ....................................            3                644,967.99                  0.18
Illinois .................................           30              4,291,692.34                  1.23
Indiana ..................................           20              2,047,531.94                  0.59
Iowa .....................................            6                542,846.80                  0.16
Kansas ...................................            2                138,946.13                  0.04
Kentucky .................................           17              1,465,452.83                  0.42
Louisiana ................................            8              1,100,183.91                  0.32
Maine ....................................           42              7,788,989.74                  2.23
Maryland .................................           21              4,308,545.49                  1.23
Massachusetts ............................          153             42,637,228.93                 12.21
Michigan .................................           39              3,712,654.94                  1.06
Minnesota ................................           12              2,202,959.74                  0.63
Mississippi ..............................            1                 79,865.36                  0.02
Missouri .................................            8                873,780.60                  0.25
Montana ..................................            1                180,000.00                  0.05
Nebraska .................................            1                194,728.91                  0.06
Nevada ...................................           19              3,526,969.50                  1.01
New Hampshire ............................           25              4,253,684.94                  1.22
New Jersey ...............................           46             11,858,725.96                  3.40
New York .................................          243             67,211,588.07                 19.24
North Carolina ...........................           47              5,867,593.69                  1.68
North Dakota .............................            1                128,629.47                  0.04
Ohio .....................................           43              5,570,172.61                  1.59
Oklahoma .................................            1                 61,586.67                  0.02
Oregon ...................................            5                883,929.04                  0.25
Pennsylvania .............................           50              6,478,924.69                  1.86
Rhode Island .............................           33              6,468,521.87                  1.85
South Carolina ...........................           15              1,546,404.30                  0.44
Tennessee ................................           15              1,148,566.53                  0.33
Texas ....................................           81             12,848,705.74                  3.68
Utah .....................................            5                840,475.88                  0.24
Vermont ..................................            8                978,515.39                  0.28
Virginia .................................           43              6,528,189.58                  1.87
Washington ...............................           18              4,297,574.20                  1.23
Wisconsin ................................           15              2,004,166.02                  0.57
Wyoming ..................................            4                381,838.03                  0.11
                                                 ------           ---------------                ------
       Total .............................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

-------------------
(1) The greatest ZIP Code geographic concentration of Initial Group II Mortgage Loans was approximately 0.54% in the 11236 Zip Code.

                             Documentation Levels of the Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
           Documentation Level               Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
Full Documentation .......................        1,014           $201,062,892.88                 57.57%
Stated Income Documentation ..............          575            143,522,658.65                 41.09
Lite Documentation .......................           12              2,250,453.43                  0.64
No Documentation .........................            7              2,427,435.55                  0.70
                                                 ------           ---------------                ------
 Total ...................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

------------------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.

                            Current Mortgage Rates of the Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
        Current Mortgage Rate (%)            Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
 4.501 -  5.000 ..........................           49           $ 12,554,938.98                  3.59%
 5.001 -  5.500 ..........................          122             32,289,456.16                  9.25
 5.501 -  6.000 ..........................          222             65,450,730.21                 18.74
 6.001 -  6.500 ..........................          250             69,004,350.73                 19.76
 6.501 -  7.000 ..........................          249             63,491,887.48                 18.18
 7.001 -  7.500 ..........................          140             31,367,886.07                  8.98
 7.501 -  8.000 ..........................          135             26,157,117.23                  7.49
 8.001 -  8.500 ..........................           81             10,691,271.85                  3.06
 8.501 -  9.000 ..........................          104             13,112,611.89                  3.75
 9.001 -  9.500 ..........................           64              7,241,729.16                  2.07
 9.501 - 10.000 ..........................           63              6,736,256.06                  1.93
10.001 - 10.500 ..........................           40              4,069,109.75                  1.17
10.501 - 11.000 ..........................           44              3,754,762.82                  1.08
11.001 - 11.500 ..........................           26              1,881,562.84                  0.54
11.501 - 12.000 ..........................           11                949,962.64                  0.27
12.001 - 12.500 ..........................            6                382,396.61                  0.11
12.501 - 13.000 ..........................            1                 72,260.63                  0.02
13.001 - 13.500 ..........................            1                 55,149.40                  0.02
                                                 ------           ---------------                ------
 Total ...................................        1,608           $349,263,440.51                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average current Mortgage Rate of the Initial Group II Mortgage Loans as of the Cut-off Date was approximately 6.792% per annum.

                          Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
             Gross Margin (%)                Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
 2.501 - 3.000 ...........................           15           $  4,452,479.05                  1.69%
 3.001 - 3.500 ...........................           63             18,402,448.29                  6.97
 3.501 - 4.000 ...........................          134             39,944,214.24                 15.12
 4.001 - 4.500 ...........................          203             52,838,234.29                 20.00
 4.501 - 5.000 ...........................          199             55,094,199.18                 20.86
 5.001 - 5.500 ...........................          147             34,834,852.87                 13.19
 5.501 - 6.000 ...........................          106             24,850,630.85                  9.41
 6.001 - 6.500 ...........................           61             12,144,057.11                  4.60
 6.501 - 7.000 ...........................           43              7,799,055.10                  2.95
 7.001 - 7.500 ...........................           26              4,015,340.27                  1.52
 7.501 - 8.000 ...........................           24              4,096,444.82                  1.55
 8.001 - 8.500 ...........................           18              2,482,213.98                  0.94
 8.501 - 9.000 ...........................           17              1,889,712.05                  0.72
 9.001 - 9.500 ...........................            7                638,597.54                  0.24
 9.501 - 10.000 ..........................            2                271,142.01                  0.10
10.501 - 11.000 ..........................            3                399,156.03                  0.15
                                                 ------           ---------------                ------
 Total ...................................        1,068           $264,152,777.68                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average Gross Margin of the Initial Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 4.850% per annum.

                  Next Adjustment Date for the Initial Adjustable-Rate Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
          Next Adjustment Date               Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
October 1, 2004 ..........................            1           $    106,850.00                  0.04%
June 1, 2005 .............................            2                237,113.79                  0.09
July 1, 2005 .............................            4                469,218.05                  0.18
August 1, 2005 ...........................            3                525,189.46                  0.20
September 1, 2005 ........................            4                934,295.47                  0.35
October 1, 2005 ..........................           24              4,441,194.42                  1.68
November 1, 2005 .........................           44              7,367,855.40                  2.79
December 1, 2005 .........................           47              9,557,583.49                  3.62
January 1, 2006 ..........................           92             23,007,048.93                  8.71
February 1, 2006 .........................          171             46,204,365.90                 17.49
February 3, 2006 .........................            1                418,235.86                  0.16
March 1, 2006 ............................          282             79,016,153.22                 29.91
April 1, 2006 ............................          332             75,574,468.70                 28.61
October 1, 2006 ..........................            2                199,226.73                  0.08
November 1, 2006 .........................            5              1,646,308.29                  0.62
December 1, 2006 .........................            1                 51,363.50                  0.02
January 1, 2007 ..........................            7              2,176,831.82                  0.82
February 1, 2007 .........................            9              2,643,178.33                  1.00
March 1, 2007 ............................           20              5,838,566.27                  2.21
April 1, 2007 ............................           16              3,644,820.00                  1.38
March 1, 2019 ............................            1                 92,910.05                  0.04
                                                 ------           ---------------                ------
 Total ...................................        1,068           $264,152,777.68                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date is approximately 23 months.

                     Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
        Maximum Mortgage Rate (%)            Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
10.501 - 11.000 ..........................           49           $ 12,554,938.98                  4.75%
11.001 - 11.500 ..........................          113             28,660,237.30                 10.85
11.501 - 12.000 ..........................          151             45,834,034.65                 17.35
12.001 - 12.500 ..........................          194             54,570,369.57                 20.66
12.501 - 13.000 ..........................          175             47,912,069.32                 18.14
13.001 - 13.500 ..........................          105             26,354,040.72                  9.98
13.501 - 14.000 ..........................           86             18,675,301.27                  7.07
14.001 - 14.500 ..........................           40              6,690,296.48                  2.53
14.501 - 15.000 ..........................           52              9,891,820.26                  3.74
15.001 - 15.500 ..........................           32              4,673,579.47                  1.77
15.501 - 16.000 ..........................           29              3,417,610.53                  1.29
16.001 - 16.500 ..........................           18              2,147,534.61                  0.81
16.501 - 17.000 ..........................           12              1,524,781.08                  0.58
17.001 - 17.500 ..........................            4                393,248.06                  0.15
17.501 - 18.000 ..........................            6                706,844.30                  0.27
18.001 - 18.500 ..........................            2                146,071.08                  0.06
                                                 ------           ---------------                ------
       Total .............................        1,068           $264,152,777.68                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 12.658% per annum.

                     Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
        Minimum Mortgage Rate (%)            Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
 4.501 -  5.000 ..........................           49           $ 12,554,938.98                  4.75%
 5.001 -  5.500 ..........................          114             28,996,237.30                 10.98
 5.501 -  6.000 ..........................          155             46,889,019.00                 17.75
 6.001 -  6.500 ..........................          196             55,430,259.61                 20.98
 6.501 -  7.000 ..........................          178             49,125,500.41                 18.60
 7.001 -  7.500 ..........................          103             25,270,707.87                  9.57
 7.501 -  8.000 ..........................           83             17,834,864.72                  6.75
 8.001 -  8.500 ..........................           41              6,761,938.74                  2.56
 8.501 -  9.000 ..........................           48              8,437,196.17                  3.19
 9.001 -  9.500 ..........................           31              4,601,937.21                  1.74
 9.501 - 10.000 ..........................           31              3,694,849.28                  1.40
10.001 - 10.500 ..........................           19              2,330,064.20                  0.88
10.501 - 11.000 ..........................           10              1,305,514.68                  0.49
11.001 - 11.500 ..........................            3                210,718.47                  0.08
11.501 - 12.000 ..........................            5                562,959.96                  0.21
12.001 - 12.500 ..........................            2                146,071.08                  0.06
                                                 ------           ---------------                ------
 Total ...................................        1,068           $264,152,777.68                100.00%
                                                 ======           ===============                ======

-------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.630% per annum.

                   Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
      Initial Periodic Rate Cap (%)          Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
1.000 ....................................            1           $    106,850.00                  0.04%
2.000 ....................................            6              2,437,824.77                  0.92
3.000 ....................................        1,061            261,608,102.91                 99.04
                                                 ------           ---------------                ------
   Total .................................        1,068           $264,152,777.68                100.00%
                                                 ======           ===============                ======

-------------------
(1)   Relates solely to initial rate adjustments.

                  Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                 Principal Balance      % of Aggregate Principal
                                            Number of Initial  Outstanding as of the    Balance Outstanding as of
          Periodic Rate Cap (%)              Mortgage Loans        Cut-off Date              the Cut-off Date
------------------------------------------  ----------------   ---------------------    -------------------------
1.000 ....................................        1,050           $259,822,852.14                 98.36%
1.500 ....................................           18              4,329,925.54                  1.64
                                                 ------           ---------------                ------
 Total ...................................        1,068           $264,152,777.68                100.00%
                                                 ======           ===============                ======

-------------------
(1)   Relates to all rate adjustments subsequent to initial rate adjustments.